Earnings Per Share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Earnings Per Share
EARNINGS PER SHARE

(dollars in millions, except per share amounts; shares in millions)	2014	2013	2012
Net income attributable to common shareowners:
Net income from continuing operations	$6,220	$5,686	$4,847
Net income from discontinued operations	—	35	283
Net income attributable to common shareowners	$6,220	$5,721	$5,130
Basic weighted average number of shares outstanding	898.3	901.0	895.2
Stock awards	13.3	14.1	11.4
Diluted weighted average number of shares outstanding	911.6	915.1	906.6
Earnings Per Share of Common Stock—Basic:
Net income from continuing operations	$6.92	$6.31	$5.41
Net income from discontinued operations	—	0.04	0.32
Net income attributable to common shareowners	6.92	6.35	5.73
Earnings Per Share of Common Stock—Diluted:
Net income from continuing operations	$6.82	$6.21	$5.35
Net income from discontinued operations	—	0.04	0.31
Net income attributable to common shareowners	6.82	6.25	5.66

The computation of diluted earnings per share excludes the effect of the potential exercise of stock awards, including stock appreciation rights and stock options, when the average market price of the common stock is lower than the exercise price of the related stock awards during the period. These outstanding stock awards are not included in the computation of diluted earnings per share because the effect would have been anti-dilutive. For 2014 and 2012, there were 3.5 million and 4.7 million anti-dilutive stock awards excluded from the computation, respectively. For 2013, there were no anti-dilutive stock awards excluded from the computation.